UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2006 (October 5, 2006)

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01          Completion of Acquisition or Disposition of Assets.

This Amended Current Report on Form 8-K/A of GMH Communities Trust (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2006 (the “Initial Filing”). Pursuant to the Initial Filing, the Company disclosed that it had completed the acquisition of a portfolio of 10 properties from Capstone Development Corporation, and would close on a final 11th property in the portfolio several weeks later (collectively, the “Capstone Portfolio”). The purpose of this Amendment No. 1 is to provide certain financial information of the real estate operations acquired, as required by Item 9.01 of Form 8-K.

In evaluating the Capstone Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including the current and historical occupancy and rent levels of the properties; the financial condition of the properties; property location, visibility and access, including proximity to the applicable college or university; the identity and enrollment levels at the applicable colleges and universities; age of the properties, physical condition and curb appeal; neighboring property uses; local market conditions, including other student housing; zoning; title to the properties; environmental matters; and growth patterns and economic conditions that may affect the properties.

Item 9.01          Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 are the financial statements of the Capstone Portfolio filed in accordance with Rule 3-14 of Regulation S-X, and as referenced by Item 9.01(a) of Form 8-K.

(b)          Pro Forma Financial Information.

The following pro forma financial information is included in this Amendment No.1 in accordance with Article 11 of Regulation S-X, and as referenced by Item 9.01(b) of Form 8-K:

Pro forma financial information

Pro forma consolidated balance sheet for

GMH Communities Trust as of September 30, 2006 (unaudited)

Pro forma consolidated balance sheet of operations for

GMH Communities Trust for the nine months ended September 30, 2006 (unaudited)

Pro forma consolidated statement of operations for GMH Communities Trust for the year ended

December 31, 2005 (unaudited)

Notes to Pro forma consolidated financial statements (unaudited)

(c)          Shell Company Transactions.

None.

(d)          Exhibits.

23.1	Consent of Horton, Lee, Burnett, Peacock, Cleveland & Grainger, P.C.

99.1	Combined Statements of Revenues and Certain Expenses for the Capstone Portfolio for the periods ended December 31, 2005 and September 30, 2006 and Independent Auditor’s Report.

GMH COMMUNITIES TRUST

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial presentation pursuant to Article 11 of Regulation S-X, and as referenced by Item 9.01(b) of Form 8-K. This financial information gives effect to the Capstone Portfolio acquisition as if the acquisition had occurred on the first day of the period presented for the pro forma consolidated statement of operations and as if the Company had acquired the Capstone Portfolio as of September 30, 2006 for the pro forma consolidated balance sheet

These pro forma financial statements should be read in conjunction with the Company’s historical financial statements, including the notes thereto, as filed in its Annual Report on Form 10-K for the year ended December 31, 2005, and as filed in its Quarterly Report on Form 10-Q for the period ended September 30, 2006. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of what the financial position or the actual results of operations would have been had the Company completed the acquisition of the Capstone Portfolio on September 30, 2006 or on the first day of the periods presented, nor do they purport to represent the financial position or the results of operations of the Company as of any future date or for any future periods.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2006

(dollars in thousands, except number of shares)

	The Company	Capstone Portfolio	The Company Pro
	Historical	Acquisition	Forma
	(A)	(B)
ASSETS
Real estate investments
Student housing properties	$1,413,617	$221,120	$1,634,737
Accumulated depreciation	55,685	—	55,685
	1,357,932	221,120	1,579,052

Corporate assets
Corporate assets	8,943	—	8,943
Accumulated depreciation	829	—	829
	8,114	—	8,114

Cash and cash equivalents	7,107	1,844	8,951
Restricted cash	16,416	—	16,416
Accounts receivable – related party	15,293	—	15,293
Accounts receivable – third party	4,470	—	4,470
Investments in military housing projects	37,356	—	37,356
Deferred contract/acquisition costs	1,743	—	1,742
Deferred financing costs, net	3,947	560	4,507
Lease intangibles, net	713	2,684	3,397
Deposits	9,865	(6,920)	2,945
Other assets	5,243	—	5,243

Total Assets	$1,468,199	219,288	1,687,487

Liabilities
Notes payable	$829,789	173,363	1,003,152
Line of credit	128,000	45,925	173,925
Accounts payable	4,178	—	4,178
Accrued expenses	31,145	—	31,145
Dividends and distribution payable	16,571	—	16,571
Other liabilities	28,938	—	28,938
Total liabilities	1,038,621	219,288	1,257,909

Minority interest	164,218	—	164,218

Beneficiaries Equity
Common shares of beneficial interest, $0.001 par value; 500,000,000 shares authorized, 41,567,146 issued at September 30, 2006 and 39,699,843 issued and outstanding at December 31, 2005	42	—	42
Preferred shares-100,000 shares authorized, no shares issued or outstanding	—	—	—
Additional paid-in capital	326,072	—	326,072
Unearned share compensation	(817)	—	(817)
Cumulative earnings	2,617	—	2,617
Cumulative dividends	(62,554)	—	(62,554)
Total beneficiaries’ equity	265,360	—	265,360

Total liabilities and beneficiaries’ equity	$1,468,199	$219,288	$1,687,487

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2006

(dollars in thousands, except number of shares and per share amounts)

	GMH Communities Trust	Capstone Portfolio Acquisition	Pro Forma Adjustments		The Company Pro Forma
	(C)	(D)
Revenue:
Rent and other income	$133,821	$23,248	$—		$157,069
Expense reimbursement
Related party	48,364	—	—		48,354
Third party	4,690	—	—		4,690
Management fee			—
Related party	6,271	—	—		6,271
Third party	2,421	—	—		2,421
Other fee income – related party	15,877	—	—		15,877
Other Income	254	—	—		254
Total Revenue	211,698	23,248	—		234,946

Operating Expenses:
Property operating expenses	65,563	10.965	—		76,528
Reimbursed expenses	53,054	—	—		53,054
Real estate taxes	13,042	1,529	—		14,571
Administrative expenses	12,102	—	—		12,102
Audit committee and special committee expenses	6,698	—	—		6,698
Depreciation and amortization	31,340	—	6,953	(E)	38,293
Interest	35,777	—	10,157	(F)	45,934
Total operating expenses	217,576	12,494	17,110		247,180

(Loss) income before equity in earning of unconsolidated entities, income taxes and minority interest	(5,878)	10,754	(17,110)		(12,234)
Equity in earnings of unconsolidated entities	2,850	—	—		2,850
(Loss) income before income taxes and minority interest	(3,028)	10,754	(17,110)		(9,384)
Income taxes	3,494	—			3,494
(Loss)income before minority interest	(6,522)	10,754	(17,110)		(12,878)
Minority interest	(2,829)	—	(2,772	)(G)	(5,601)
Net (loss) income	$(3,693)	$10,754	$(14,337)		$(7,276)

Earning (loss) per common share- basic	$(0.09)				$(0.18)

Earnings (loss) per common – diluted	$(0.09)				$(0.18)

Weighted-average shares outstanding during this period:
Basic	40,678,959				40,678,959
Diluted	72,304,476				72,304,476

See accompanying notes to consolidated pro forma financial statements

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2005

(dollars in thousands, except number of shares and per share amounts)

	GMH Communities Trust	Capstone Portfolio Acquisition	Pro Forma Adjustments		The Company Pro Forma
	(H)	(I)
Revenue:
Rent and other income	$132,094	$29,815	$—		$161,909
Expense reimbursement
Related party	57,930	—	—		57,930
Third party	4,650	—	—		4,650
Management fee		—	—
Related party	7,005	—	—		7,005
Third party	3,774	—	—		3,774
Other fee income – related party	18,321	—	—		18,321
Other Income	378	—	—		378
Total Revenue	224,152	29,815	—		253,967

Operating Expenses:
Property operating expenses	58,664	12,515	—		71,179
Reimbursed expenses	62,580	—	—		62,580
Real estate taxes	12,191	2,240	—		14,431
Administrative expenses	11,209	—	—		11,209
Audit committee and special committee expenses	—	—	—		—
Depreciation and amortization	34,188	—	8,376	(J)	42,564
Interest	31,025	—	12,683	(K)	43,708
Total operating expenses	209,857	14,755	21,059		245,671

(Loss) income before equity in earning of unconsolidated entities, income taxes and minority interest	14,295	15,060	(21,059)		8,296
Equity in earnings of unconsolidated entities	3,073	—	—		3,073
(Loss) income before income taxes and minority interest	17,368	15,060	(21,059)		11,369
Income taxes	5,580	—	—		5,580
(Loss)income before minority interest	11,788	15,060	(21,059)		5,789
Minority interest	5,729	—	(2,916)		2,813
Net (loss) income	$6,059	$15,060	$(18,143)		2,976

Earning (loss) per common share- basic	$0.19				$0.09

Earnings (loss) per common – diluted	$0.18				$0.09

Weighted-average shares outstanding during the period:
Basic	32,623,564				32,623,564
Diluted	65,603,352				65,603,352

See accompany notes to consolidated pro forma financial statements

GMH Communities Trust

Notes to pro forma consolidated statements

(Unaudited)

1.               Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006

(A)      Represents the historical consolidated balance sheet of GMH Communities Trust as of September 30, 2006.

(B)        Represents the pro forma adjustments to reflect the acquisition of eleven student housing properties referred to herein as the “Capstone Portfolio” that occurred during the month of October 2006 as if the acquisitions had occurred on September 30, 2006.   Total consideration paid for the acquisition was $226.2 million, of which $3.3 million relates to closing costs.  The source of funding was comprised of the following (in 000’s):

New mortgage indebtness	$173,363
Borrowings on line of credit	45,925
Deposits made prior to September 30, 2006	6,920
Total consideration	$226,208

The preliminary allocation of the purchase price to the Capstone Portfolio is as follows (in 000’s):

Student housing properties	$221,120
Restricted cash	1,844
Deferred financing costs	560
Lease intangibles	2,684
Total	$226,208

2.               Adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

(C)        Represents the historical consolidated statement of operations of GMH Communities Trust for the nine months ended September 30, 2006.

(D)       Represents the historical revenues and certain expenses of the eleven properties referred to as the Capstone Portfolio for the nine months ended September 30, 2006.

(E)         Represents $4.3 million of property depreciation and $2.7 million of amortization expense relating to intangible lease costs, respectively, related to the Capstone Portfolio that we have acquired, as if the acquisition occurred on January 1, 2006.  Depreciation and amortization expense are computed using the straight line method and are based on the estimated useful lives of the assets as follows:

Building	40 years
Furniture & Fixtures	5 years
Intangible leases	Remaining contractual life of 7 months

The useful remaining life for the intangible leases was estimated based on the contractual stipulations that might limit its useful life as if the transaction occurred on January 1, 2006.

(F)         Represents additional interest expense related to (i) new fixed-rate mortgage indebtness (ii) the related amortization of the deferred financing costs incurred in connection with these new mortgages and (iii) additional borrowings under the Company’s line of credit, all of which were incurred in connection with the acquisition of the Capstone Portfolio, as if the acquisition occurred on January 1, 2006. The new mortgages have 10-year terms and are interest only at an annual fixed interest rate of 5.84%.  The line of credit bears interest at an annual rate of LIBOR plus 2.0%.  The weighted average interest rate of the line of credit on the date of closing for the Capstone Portfolio was 7.32%.

(G)        Represents minority interest allocable to holders of limited partnership units in the Company’s operating partnership.  The weighted average minority interest percentage was 43.62% for the nine months ended September 30, 2006.

3.               Adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

(H)       Represents the historical consolidated statement of operations of GMH Communities Trust for the year ended December 31, 2005.

(I)            Represents the historical revenues and certain expenses of the Capstone Portfolio for the year ended December 31, 2005.

(J)           Represents $5.7 million of property depreciation and $2.7 million of amortization expense relating to intangible lease costs related to the acquisition of the Capstone Portfolio as if the acquisition occurred on January 1, 2005.  Depreciation and amortization expense are computed using the straight line method and are based on the estimated useful lives of the assets as follows:

Building	40 years
Furniture & Fixtures	5 years
Intangible leases	Remaining contractual life of 7 months

The useful remaining life for the intangible leases was estimated based on the contractual stipulations that might limit its useful life as if the transaction occurred on January 1, 2005.

(K)       Represents additional interest expense related to (i) new fixed-rate mortgage indebtness (ii) the related amortization of the deferred financing costs incurred in connection with these new mortgages and (iii) additional borrowings under the Company’s line of credit, all of which were incurred in connection with the acquisition of the Capstone Portfolio, as if the acquisition occurred on January 1, 2005. The new mortgages have 10-year terms and are interest only at an annual fixed interest rate of 5.84%.  The line of credit bears interest at an annual rate of LIBOR plus 2.0%.  The weighted average interest rate on the line of credit during the year ended December 31, 2005 was 5.45%.

(L)         Represents minority interest allocable to holders of limited partnership units in the Company’s operating partnership.  The weighted average minority interest percentage was 48.6% for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2006

GMH COMMUNITIES TRUST

By:	/s/ J. Patrick O’Grady
Name:	J. Patrick O’Grady
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Document Name

23.1	Consent of Horton, Lee, Burnett, Peacock, Cleveland & Grainger, P.C.
99.1	Combined Statements of Revenues and Certain Expenses for the Capstone Portfolio for the periods ended December 31, 2005 and September 30, 2006 and Independent Auditor’s Report.